Subsequent Events	12 Months Ended
Dec. 31, 2024
Text block [abstract]
Subsequent Events
Note 33: Subsequent Events
Acquisition
In January 2025, the Company acquired cPaperless, LLC, doing business as SafeSend (“SafeSend”), for
$
600 million in cash. SafeSend is a U.S. based cloud-native provider of technology for tax and accounting professionals. SafeSend automates the “last-mile” of the tax return, including assembly, review, taxpayer
e-signature,
and delivery. This business will be substantially reported in the Tax & Accounting Professionals segment. The Company is in the process of allocating the purchase consideration to the assets and liabilities assumed for accounting purposes.
2025 Dividends
In February 2025, the Company announced a 10% or $0.22 per share increase in the annualized dividend to $2.38 per common share, which was approved by the Company’s board of directors. A quarterly dividend of $0.595 per share will be paid on March 10, 2025 to shareholders of record as of February 20, 2025.

Debt exchange offers
On February 11, 2025, the Company commenced offers to exchange all the notes of TRC listed below for new notes issued by TR Finance in order to optimize the Thomson Reuters group capital structure, align revenue generation to indebtedness, and give existing holders of the existing notes the option to receive notes issued by TR Finance with the same financial terms and substantially similar covenants as the applicable series of the existing notes:

•	$500 million 3.35% Notes due 2026;
•	$500 million 5.85% Notes due 2040;
•	$119 million 4.50% Notes due 2043;
•	$350 million 5.65% Notes due 2043; and
•	$400 million 5.50% Debentures due 2035.
The notes to be issued by TR Finance have the same interest rate, interest payment dates and maturity date, and the economic terms of the optional redemption provisions are the same, as the above notes of TRC. The new notes will be fully and unconditionally guaranteed as to payment of principal, premium (if any) and interest by TRC as well as West Publishing Corporation, Thomson Reuters Applications Inc. and Thomson Reuters (Tax & Accounting) Inc., each of which is an indirect 100% owned U.S. subsidiary of TRC. In addition, on or about the settlement date of the exchange offers, the three U.S. subsidiary guarantors will also guarantee the remaining TRC notes on the same basis that TRC and the three U.S. subsidiary guarantors will guarantee the TR Finance notes upon closing of the exchange offers.
In connection with the exchange offers, the Company is also soliciting consents from holders of the TRC notes to amend the TRC indenture and the applicable supplemental indentures governing the TRC notes, including certain covenants and related definitions, to modify or eliminate certain reporting requirements, restrictive covenants and events of default. In order for these proposed amendments to be adopted with respect to a series of TRC notes, holders of not less than a majority of the aggregate principal amount of the outstanding TRC notes of that series must consent. By tendering TRC notes for exchange pursuant to the exchange offers, holders will be deemed to have validly delivered their consent to the proposed amendments with respect to that specific series.
The exchange offers commenced on February 11, 2025 and will expire on March 17, 2025.

NYSE listing transferred to Nasdaq
In February 2025, the Company announced that it voluntarily transferred its U.S. stock exchange listing to the Nasdaq from the NYSE effective February 25, 2025. The Company continues to trade under the symbol “TRI”. The Company ceased trading on the NYSE effective February 24, 2025.